                                                                     Exhibit 4.1


COMMON STOCK                                                      Par Value $.01

                     [UNITED DEFENSE INDUSTRIES, INC. LOGO]


                                                 CUSIP 91018B 10 4




INCORPORATED UNDER THE LAWS                      SEE REVERSE FOR CERTAIN
OF THE STATE OF DELAWARE                         DEFINITIONS AND LEGENDS


                         UNITED DEFENSE INDUSTRIES, INC.

THIS CERTIFIES THAT



IS THE OWNER OF


       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

United Defense Industries, Inc. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness, the seal of the Corporation and the signatures of its duly authorized officers.

     Dated:


      /s/ David V. Kolovat                      /s/ Thomas W. Rabaut
      --------------------  [SEAL]       -------------------------------------
           Secretary                     President and Chief Executive Officer

     The corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common                UNIF GIFT MIN ACT-          Custodian
    TEN ENT - as tenants by the entireties                          ----------         -----------
    JT TEN  - as joint tenants with right of                          (Cust)             (Minor)
              survivorship and not as tenants                       under Uniform Gifts to Minors
              in common                                             Act
                                                                       ---------------------------
                                                                               (State)

                                                  UNIF TRF MIN ACT-           Custodian (until age           )
                                                                    ----------                    -----------
                                                                      (Cust)

                                                                    -------------------- under Uniform Transfers
                                                                           (Minor)
                                                                    to Minors Act
                                                                                 ------------------------
                                                                                           (State)


        Additional abbreviations may also be used though not in the above list.

     For Value Received,________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------

----------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated

     ---------------------


                       --------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.







Signature(s) Guaranteed:

By:
   ----------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.